UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report (Date of earliest event reported): May 21, 2014

SINO AGRO FOOD, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	001-54191	33-1219070
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 3801, Block A, China Shine Plaza No. 9 Lin He Xi Road Tianhe District, Guangzhou City, P.R.C.	510610
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 20 22057860

Copies to:

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, NY 10006

Attn. Marc Ross, Esq.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, (ii) changes in governmental policies and regulations, economic conditions, the impact of competition and pricing, and (iii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On May 21, 2014, the Board of Directors (the “Board”) of Sino Agro Food, Inc. (the “Company”) appointed Olivia Lai as the Company’s Chief Financial Officer, effective immediately. Her employment period commenced on May 19, 2014 and shall continue until May 19, 2017.

Ms. Lai has over 20 years accounting and finance experience and held senior positions in many multi-national and public accounting and consulting firms; including Cisco Systems, Ernst & Young and PricewaterhouseCoopers. She is a U.S. and Hong Kong Certified Accountant with memberships in the American Institute of Certified Public Accountants, Charted Global Management Accountants, Hong Kong Institute of Certified Public Accountants, and the Taxation Institute of Hong Kong.

Ms. Lai holds a BSC in Accounting with the highest distinction from the University of Illinois — University of Science and Technology, Hong Kong (“UST-HK”), which she received in 1992 and an EMBA from the Kellogg School of Management, Northwestern University and UST-HK, which she received in 2005. An American and Hong Kong Chinese, she is fluent in English, Cantonese, and Mandarin.

There are no arrangements or understandings between Ms. Lai and/or any other persons pursuant to which she was named as the Chief Financial Officer of the Company. Ms. Lai has no family relationship with any of the Company's directors or executive officers or any persons nominated or chosen by the Company to be a director or executive officer.

Other than as set forth herein, Ms. Lai has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Section 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

ITEM 7.01	REGULATION FD DISCLOSURE.

On May 21, 2014, the Company issued a press release regarding the Company’s appointment of Ms. Lai as its Chief Financial Officer. A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

The information in this Current Report on Form 8-K furnished pursuant to Items 7.01 and Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Text of press release issued by Sino Agro Food, Inc. on May 21, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO AGRO FOOD, INC.

Date: May 21, 2014	By:	/s/ Lee Yip Kun Solomon
Lee Yip Kun Solomon Chairman and Chief Executive Officer